UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2006

DOW JONES & COMPANY, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-7564	13-5034940
(State or other jurisdiction of incorporation )	(Commission File Number)	(IRS Employer Identification No.)

200 LIBERTY STREET, NEW YORK, NEW YORK	10281
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 416-2000

n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

As previously reported, on October 27, 2006, Dow Jones & Company, Inc. ("Dow Jones") entered into an Agreement of Purchase and Sale, dated as of October 27, 2006 (the "Agreement"), among The Santa Cruz Sentinel, Inc., The Traverse City Record-Eagle, Inc., Ottaway Newspapers of Pennsylvania, L.P., Ottaway Newspapers, Inc., The Mail Tribune, Inc. (collectively, the "Sellers"), and Community Newspaper Group, LLC (the "Buyer") and Community Newspaper Holdings, Inc.

On December 5, 2006, the parties closed on the purchase and sale of the non-real estate assets of the six community newspapers covered by the Agreement.  In accordance with the Agreement, the Sellers received $281.5 million of the purchase price in cash (including an estimated working capital adjustment), and will receive an additional $6.4 million of the purchase price upon transfer of real property, subject to satisfaction of environmental conditions, in later periods.   The six Dow Jones papers sold to the Buyer are: the News-Times of Danbury, Conn.; The Daily Star of Oneonta, N.Y.; the Press-Republican of Plattsburgh, N.Y.; the Santa Cruz Sentinel (Santa Cruz, Calif.).; The Daily Item of Sunbury, Pa.; and the Traverse City Record-Eagle (Traverse City, Mich.).   Dow Jones issued a press release on December 5, 2006 announcing the closing of the sale, and a copy of the press release is furnished with this report as Exhibit 99.2.

In accordance with General Instruction B.2 of Form 8-K, the information in Exhibit 99.2 is being furnished and shall not be deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liability of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

The foregoing description of the sale and the Agreement is qualified in its entirety by reference to the Agreement. The Agreement was attached as Exhibit 99.1 to the Current Report on Form 8-K dated October 30, 2006 and is incorporated herein by reference.

Neither Buyer nor any of its affiliates have any material relationships with the Sellers or their directors, officers (or any associates of such directors or officers) or affiliates.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(b)

Pro Forma Financial Information

Dow Jones & Company, Inc. unaudited pro forma condensed consolidated financial information:

(1)	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2006.

(2)	Unaudited Pro Forma Condensed Consolidated Statements of Income for the years ended December 31, 2005, 2004 and 2003.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On December 5, 2006, the parties closed on the purchase and sale of the non-real estate assets of the six community newspapers covered by the Agreement.  In accordance with the Agreement, the Sellers received $281.5 million of the purchase price in cash (including an estimated working capital adjustment), and will receive an additional $6.4 million of the purchase price upon transfer of real property, subject to satisfaction of environmental conditions, in later periods.   The six Dow Jones papers sold to the Buyer are: the News-Times of Danbury, Conn.; The Daily Star of Oneonta, N.Y.; the Press-Republican of Plattsburgh, N.Y.; the Santa Cruz Sentinel (Santa Cruz, Calif.).; The Daily Item of Sunbury, Pa.; and the Traverse City Record-Eagle (Traverse City, Mich.).

The following unaudited pro forma condensed consolidated balance sheet at September 30, 2006 and the unaudited pro forma condensed consolidated statements of income for the years ended December 31, 2005, 2004 and 2003, and the accompanying notes thereto, have been prepared to illustrate the effects of the sale, as discontinued operations, on the historical financial position and results of operations of Dow Jones.  However, the unaudited pro forma condensed consolidated financial statements and related notes do not give effect to any utilization of cash proceeds from the sale.  Since the sale properties met the criteria for discontinued operations as of September 30, 2006, the statements of income for the nine months ended September 30, 2006 and 2005 included in our Form 10-Q for the period ended September 30, 2006 reflected the sale properties as discontinued operations.  Accordingly, we have not presented the September 30, 2006 and 2005 statements of income herein.

The unaudited pro forma condensed consolidated statements of income present the historical condensed consolidated statements of income of Dow Jones as if the sale occurred on January 1, 2003. The unaudited pro forma condensed balance sheet presents the historical condensed consolidated balance sheet of Dow Jones as if the sale occurred on September 30, 2006. The assumptions and adjustments are described in the accompanying notes to the unaudited pro forma condensed consolidated financial statements.

The unaudited pro forma condensed consolidated financial statements and related notes are presented for informational purposes only.  The pro forma data is not necessarily indicative of what our financial position or results of operations actually would have been had we completed the sale at the respective dates indicated and do not reflect the impact of any proposed utilization of cash proceeds.  In addition, the unaudited pro forma condensed consolidated financial statements do not purport to project the future financial position or operating results of Dow Jones.  In the opinion of management, all necessary adjustments to the unaudited pro forma financial information have been made.  The unaudited pro forma condensed consolidated balance sheet includes the real property which will be transferred to the buyer in later periods, subject to satisfaction of environmental conditions.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the accompanying notes and the respective historical financial information from which it was derived, which includes the Dow Jones 2005 Annual Report on Form 10-K and the unaudited Dow Jones Quarterly Report on Form 10-Q as of and for the nine months ended September 30, 2006.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
Dow Jones & Company, Inc.
Year Ended December 31, 2005
(in thousands, except per share amounts)
	Historical	Discontinued Operations (a)	Pro Forma
Revenues:
Advertising	$961,288	$(70,948)	$890,340
Information services	411,804	-	411,804
Circulation and other	396,598	(25,795)	370,803
Total revenues	1,769,690	(96,743)	1,672,947

Expenses:
News, production and technology	560,988	(26,242)	534,746
Selling, administrative and general	649,250	(30,872)	618,378
Newsprint	126,449	(8,194)	118,255
Print delivery costs	192,027	(3,754)	188,273
Depreciation and amortization	108,301	(2,462)	105,839
Restructuring and other items, net	11,367	-	11,367
Total operating expenses	1,648,382	(71,524)	1,576,858

Operating income	121,308	(25,219)	96,089

Other income (expense):
Investment income	2,127		2,127
Interest expense	(19,255)		(19,255)
Equity in earnings of associated companies	14,090		14,090
Write-down of equity investments	(35,865)		(35,865)
Gain on disposition of investments	22,862		22,862
Contract guarantee	(4,090)		(4,090)
Other, net	2,434	169	2,603

Income before income taxes	103,611	(25,050)	78,561
Income taxes	43,216	(10,250)	32,966

Income from continuing operations	$60,395	$(14,800)	$45,595

Income from continuing operations per share:
Basic	$.73		$.55
Diluted	$.73		$.55

Weighted-average shares outstanding:
Basic	82,751		82,751
Diluted	83,189		83,189

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
Dow Jones & Company, Inc.
Year Ended December 31, 2004
(in thousands, except per share amounts)
	Historical	Discontinued Operations (a)	Pro Forma
Revenues:
Advertising	$946,325	$(71,133)	$875,192
Information services	328,708		328,708
Circulation and other	396,425	(26,018)	370,407
Total revenues	1,671,458	(97,151)	1,574,307

Expenses:
News, production and technology	513,808	(25,544)	488,264
Selling, administrative and general	584,714	(30,124)	554,590
Newsprint	115,067	(7,641)	107,426
Print delivery costs	186,856	(3,945)	182,911
Depreciation and amortization	104,907	(2,676)	102,231
Restructuring and other items, net	3,932	-	3,932
Total operating expenses	1,509,284	(69,930)	1,439,354

Operating income	162,174	(27,221)	134,953

Other income (expense):
Investment income	520		520
Interest expense	(3,740)		(3,740)
Equity in earnings of associated companies	2,375		2,375
Gain on disposition of investments	3,260		3,260
Contract guarantee	(6,933)		(6,933)
Other, net	(1,571)	(2)	(1,573)

Income before income taxes and minority interests	156,085	(27,223)	128,862
Income taxes	58,578	(11,011)	47,567

Income before minority interests	97,507	(16,212)	81,295
Minority interests in losses of subsidiaries	2,041		2,041

Income from continuing operations	$99,548	$(16,212)	$83,336

Income from continuing operations per share:
Basic	$1.22		$1.02
Diluted	$1.21		$1.01

Weighted-average shares outstanding:
Basic	81,878		81,878
Diluted	82,285		82,285

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
Dow Jones & Company, Inc.
Year Ended December 31, 2003
(in thousands, except per share amounts)
	Historical	Discontinued Operations (a)	Pro Forma
Revenues:
Advertising	$871,817	$(66,805)	$805,012
Information services	286,863		286,863
Circulation and other	389,805	(26,359)	363,446
Total revenues	1,548,485	(93,164)	1,455,321

Expenses:
News, production and technology	483,709	(24,637)	459,072
Selling, administrative and general	540,529	(27,218)	513,311
Newsprint	105,066	(6,950)	98,116
Print delivery costs	188,662	(4,182)	184,480
Depreciation and amortization	106,014	(3,019)	102,995
Restructuring and other items, net	(18,408)		(18,408)
Total operating expenses	1,405,572	(66,006)	1,339,566

Operating income	142,913	(27,158)	115,755

Other income (expense):
Investment income	7,771		7,771
Interest expense	(2,830)		(2,830)
Equity in earnings of associated companies	2,869		2,869
Gain on disposition of investments	18,699		18,699
Gain on resolution of Telerate sale loss contingencies	59,821		59,821
Contract guarantee	(9,523)		(9,523)
Other, net	1,138	5	1,143

Income before income taxes and minority interests	220,858	(27,153)	193,705
Income taxes	51,704	(10,787)	40,917

Income before minority interests	169,154	(16,366)	152,788
Minority interests in losses of subsidiaries	1,445		1,445

Income from continuing operations	$170,599	$(16,366)	$154,233

Income from continuing operations per share:
Basic	$2.09		$1.89
Diluted	$2.08		$1.88

Weighted-average shares outstanding:
Basic	81,593		81,593
Diluted	81,950		81,950

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
Dow Jones & Company, Inc.
September 30, 2006
(in thousands)
	Historical		Pro Forma Adjustments		Pro Forma
Assets
Current Assets:
Cash and cash equivalents	$14,968		$281,491	(b)	$296,459
Accounts receivable – trade, net	198,489				198,489
Accounts receivable – other	29,401				29,401
Newsprint inventory	6,056				6,056
Current assets of discontinued operations	10,142		(10,142)	(a)	-
Prepaid expenses	21,004				21,004
Deferred income taxes	103,531		(89,355)	(c)	14,176
Total current assets	383,591		181,994		565,585

Investments in associated companies, at equity	27,873				27,873
Other investments	4,660				4,660

Plant, property and equipment, at cost	1,712,411				1,712,411
Less, accumulated depreciation	1,105,117				1,105,117
Plant, property and equipment, net	607,294				607,294

Goodwill	610,211				610,211
Other intangible assets	126,206				126,206
Deferred income taxes	47,781		6,845	(d)	54,626
Long-term assets of discontinued operations	44,149		(44,149)	(a)	-
Other assets	9,819				9,819
Total assets	$1,861,584		$144,690		$2,006,274

Liabilities
Current Liabilities:
Accounts payable – trade	$53,145	$			$53,145
Accrued wages, salaries and commissions	99,918		925	(e)	100,843
Retirement plan contributions payable	19,693				19,693
Other payables	61,952		5,200	(e)	67,152
Dividends payable	20,831				20,831
Income taxes	45,299		10,780	(g)	56,079
Current liabilities of discontinued operations	4,573		(4,573)	(a)	-
Unearned revenue	213,148				213,148
Short-term debt	443,916				443,916
Total current liabilities	962,475		12,332		974,807

Long-term debt	224,954				224,954
Deferred compensation, principally postretirement benefit obligation	365,233		2,229	(f)	367,462
Other noncurrent liabilities	20,158				20,158
Total liabilities	1,572,820		14,561		1,587,381

Stockholders’ Equity
Common stock	102,181				102,181
Additional paid-in capital	140,591				140,591
Retained earnings	929,229		130,129	(h)	1,059,358
Accumulated other comprehensive loss, net of taxes	(25,078)				(25,078)
Less, treasury stock, at cost	858,159				858,159
Total stockholders’ equity	288,764		130,129		418,893
Total liabilities and stockholders’ equity	$1,861,584		$144,690		$2,006,274

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Dow Jones & Company, Inc.

NOTE 1: BASIS OF PRO FORMA PRESENTATION

On December 5, 2006, the parties closed on the purchase and sale of the non-real estate assets of the six community newspapers covered by the Agreement.  In accordance with the Agreement, the Sellers received $281.5 million of the purchase price in cash (including an estimated working capital adjustment), and will receive an additional $6.4 million of the purchase price upon transfer of real property, subject to satisfaction of environmental conditions, in later periods.   The six Dow Jones papers sold to the Buyer are: the News-Times of Danbury, Conn.; The Daily Star of Oneonta, N.Y.; the Press-Republican of Plattsburgh, N.Y.; the Santa Cruz Sentinel (Santa Cruz, Calif.).; The Daily Item of Sunbury, Pa.; and the Traverse City Record-Eagle (Traverse City, Mich.).

NOTE 2: PRO FORMA ADJUSTMENTS

The historical condensed consolidated financial statements have been adjusted to give effect to pro forma events that are (1) directly attributable to the sale; (2) factually supportable; and (3) as they relate to the statements of income, expected to have a continuing impact on the consolidated results. The following pro forma adjustments are included:

(a)	To eliminate the financial results, assets, liabilities and retained earnings related to the six community newspapers subject to the sale agreement.

(b)	To record receipt of cash consideration at closing from the buyer of $281.5 million, including $5.4 million related to an estimated working capital adjustment.

(c)	To record the utilization of $89.4 million of capital loss carry forwards to offset capital gains related to the sale agreement.

(d)	To record deferred income taxes of $6.8 million related to the sale agreement.

(e)	To record estimated non-recurring deal costs of $5.2 million, primarily related to investment banker fees, and separation costs of $0.9 million directly related to the sale.

(f)	To record additional defined benefit obligations of $2.2 million reflecting special termination benefits and curtailment losses as a result of the sale.

(g)	To record income tax liabilities of $10.8 million that resulted from the sale.

(h)	To record the estimated gain on disposition (in millions):

	Cash received	$281.5
	Less net assets sold	49.7
	Less estimated deal and separation costs	6.1
	Less estimated defined benefit plan changes	2.2
	Gain before income taxes	223.5

	Income taxes*	93.4
	Net gain	$130.1

	* Approximately $89.4 million of these income taxes will not be paid as the capital gain from this sale was largely offset by existing capital loss carryforwards.

NOTE 3: PRO FORMA CONDENSED CONSOLIDATED INCOME FROM CONTINUING OPERATIONS PER SHARE

Unaudited pro forma condensed consolidated income from continuing operations per basic share was computed using Dow Jones' weighted average shares outstanding during the respective periods.  Unaudited pro forma condensed consolidated income from continuing operations per diluted share was computed using the treasury stock method based on Dow Jones' weighted average shares outstanding during the respective periods.

(d) Exhibits

Exhibit No.	Description
99.1

Agreement of Purchase and Sale, dated as of October 27, 2006, among The Santa Cruz Sentinel, Inc., The Traverse City Record-Eagle, Inc., Ottaway Newspapers of Pennsylvania, L.P., Ottaway Newspapers, Inc., The Mail Tribune, Inc., and Community Newspaper Group, LLC and Community Newspaper Holdings, Inc. is hereby incorporated by reference to Exhibit 99.1 to its Form 8-K filed on October 30, 2006.

99.2	Press Release dated December 5, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOW JONES & COMPANY, INC.

Dated:	December 8, 2006	By:	/s/ Robert Perrine
Robert Perrine
Chief Accounting Officer and Controller

  EXHIBIT INDEX

Exhibit No.	Description
99.1

Agreement of Purchase and Sale, dated as of October 27, 2006, among The Santa Cruz Sentinel, Inc., The Traverse City Record-Eagle, Inc., Ottaway Newspapers of Pennsylvania, L.P., Ottaway Newspapers, Inc., The Mail Tribune, Inc., and Community Newspaper Group, LLC and Community Newspaper Holdings, Inc. is hereby incorporated by reference to Exhibit 99.1 to its Form 8-K filed on October 30, 2006.

99.2	Press Release dated December 5, 2006.